UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2012

MANTRA VENTURE GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia	000-53461	26-0592672
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

#562 – 800 15355 24th Avenue, Surrey, British Columbia, Canada	V4A 2H9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 560-1503

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

On July 31, 2012, Mantra Energy Alternatives Ltd. (“Mantra Energy”), a subisidiary of Mantra Venture Group Ltd., entered into a Master Services Agreement with Tekion (Canada), Inc. (“Tekion”). Mantra Energy’s ERC technology converts CO2 in stack gases to a formate salt which can then be further processed into formic acid or used to operate a fuel cell to generate power. Mantra Energy has engaged Powertech Labs to do further engineering on the system. In order to get this technology to commercialization, Tekion has proposed a program that will run in parallel to the Powertech program to help Mantra with some of the critical issues regarding this process.

Pursuant to the terms of the Master Services Agreement, Tekion will provide services to Mantra Energy as follows:

1.	Mantra Energy will authorize provision of services from time to time by the execution of a Statement of Work (“SOW”).

2.	Tekion shall provide Mantra Energy with the deliverables, and on the terms, as specified in the SOW.

3.

Mantra Energy shall not be liable for any deliverable to be provided by Tekion unless and until the same is decided by Mantra Energy as being in compliance with the functions, features, capabilities, components, aspects, qualities and capacities described in any specification agreed to by the parties relating to deliverables. Mantra Energy shall not unreasonably withhold its acceptance of any such deliverable.

4.

Mantra Energy agrees to pay Tekion in the manner specified in each SOW. In addition, Mantra Energy will be responsible for and shall reimburse Tekion for any reasonable travel or other business consulting related expenses incurred by Tekion which directly relate to fulfilling a SOW, including, without limitation, air and other travel (including car rental) and lodging expenses, internet access while travelling, copying and reproduction and related expenses and cellular phone charges, including long distance, roaming and other related cellular phone charges.

Also on July 31, 2012, Mantra Energy entered into a SOW with Tekion setting out the work summary, deliverables, budgets and timelines in several stages as follows:

Stage 1 – Baseline electrode/membrane materials selection.
     Budgeted Cost: $ 49,900 + materials
     Timeline: 8 weeks

Stage 2a – Reactor scale-up
     Budgeted Cost: $ 74,850 + materials
     Timeline: 12 weeks (parallel with Stages 1, 2b)

Stage 2b – Improving catalyst functionality (if required)
     Budgeted Cost: $ 62,375 + materials
     Timeline: 10 weeks (parallel with Stage 2a)

Stage 3 – Single cell characterization
     Budgeted Cost: $ 49,900 + materials
     Timeline: 4 weeks

Stage 4 – Conceptual 100 kg/day pilot plant design
     Budgeted Cost:$ 24,950 + materials
     Timeline: 4 weeks

Mantra Energy provided an upfront payment to Tekion of $50,000 on the signing of the SOW.

The descriptions of the Master Services Agreement and the SOW contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copy of the service contract that are attached hereto as an exhibit, and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
10.1	Master Services Agreement with Tekion (Canada), Inc. dated July 31, 2012
10.2	Statement of Work with Tekion (Canada), Inc. dated July 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANTRA VENTURE GROUP LTD.

/s/ Larry Kristof
Larry Kristof
President and Director

Date: August 30, 2012